UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

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Furmanite Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FURMANITE CORPORATION ANNOUNCES RECEIPT OF NON-BINDING INDICATION OF INTEREST TO ACQUIRE ALL OUTSTANDING SHARES OF FURMANITE COMMON STOCK
Furmanite Urges Stockholders to Vote on the GOLD Card to Permit Adjournment of the 2015 Annual Meeting to June 4, 2015

HOUSTON, TEXAS (May 4, 2015) – Furmanite Corporation (NYSE: FRM) today announced that it has received a written non-binding indication of interest from a strategic acquiror for a transaction in which all Furmanite stockholders would receive cash for their shares, at a substantial premium to current market prices. The Furmanite Board of Directors believes this indication of interest could lead to a binding offer to acquire the Company at a substantial premium, and is in the process of retaining a financial advisor to assist the Board with the evaluation of the proposal and any other strategic alternatives that may be presented.

In connection with the indication of interest and in order to permit the Furmanite Board to fully evaluate the proposal and determine how best to maximize value to Furmanite’s stockholders, the Furmanite Board is requesting that stockholders vote on the GOLD proxy card. If sufficient votes are received on the GOLD card, Furmanite intends to adjourn the 2015 Annual Meeting of Stockholders, prior to conducting any business, until Thursday, June 4, 2015. The Board intends to use this additional time, with the assistance of a financial advisor, to engage in discussions with the interested strategic acquiror and to evaluate any potential offer, with the possibility of entering into a definitive agreement if circumstances warrant. If sufficient votes are not received on the GOLD proxy card to permit the meeting to be adjourned, Furmanite currently intends for the Annual Meeting to proceed as scheduled, but reserves the right to postpone the meeting under appropriate circumstances. Furmanite does not intend to provide additional updates on the negotiation process until a definitive agreement has been reached or discussions and/or negotiations have terminated.

The Annual Meeting is currently scheduled to be held on May 7, 2015. Time is short and Furmanite urges stockholders to promptly vote on the GOLD proxy card in order to permit the meeting to be adjourned. In addition, the Board continues to recommend stockholders vote on or submit proxies on the GOLD proxy card with respect to the election of the Board’s director nominees: Kathleen G. Cochran, Kevin R. Jost, Joseph E. Milliron and Ralph J. Patitucci. As previously announced, previously voted proxies need not be re-voted, but all votes for Sangwoo “Bill” Ahn will be disregarded as a result of his pending retirement from the Furmanite Board, effective as of the conclusion of the 2015 Annual Meeting.

If you have questions or need assistance voting your shares please contact:

105 Madison Avenue
New York, New York 10016
Furmanite@mackenziepartners.com
Call Collect: (212) 929-5500
Or
Toll-Free (800) 322-2885

ABOUT FURMANITE CORPORATION

Furmanite Corporation (NYSE: FRM), founded in 1920, is one of the world’s largest specialty industrial services and specialty engineering project solutions companies, providing world class solutions to customer needs through more than 80 offices on six continents. The Company delivers a wide portfolio of inspection, mechanical and engineering services which help monitor, maintain, renew and construct the global energy, industrial and municipal infrastructures. Furmanite serves a broad range of industry sectors, including refining, offshore, sub-sea, pipeline, power generation, chemical, petrochemical, pulp and paper, water utilities, automotive, mining, marine and steel manufacturing. World Headquarters and Global Support Operations are located in Houston, Texas; Rotterdam, Netherlands; Kendal, United Kingdom and Melbourne, Australia. For more information, visit www.furmanite.com

IMPORTANT INFORMATION

In connection with its 2015 Annual Meeting of Stockholders, Furmanite Corporation has filed a definitive proxy statement on Schedule 14A with the Securities and Exchange Commission (the "SEC"). INVESTORS AND STOCKHOLDERS OF FURMANITE ARE URGED TO READ THE PROXY STATEMENT FOR THE 2015 ANNUAL MEETING IN ITS ENTIRETY BECAUSE IT CONTAINS IMPORTANT INFORMATION. Investors and stockholders may obtain free copies of Furmanite’s definitive proxy statement and any other documents filed by Furmanite in connection with the 2015 Annual Meeting at the SEC's website at www.sec.gov. Free copies of the definitive proxy statement are also available in the "Investors" section of the Company's website at www.furmanite.com. Furmanite and its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies in connection with its 2015 Annual Meeting. Detailed information regarding the names, affiliations and interests of Furmanite’s directors and executive officers is available in the definitive proxy statement for the 2015 Annual Meeting, which was filed with the SEC on March 16, 2015.

Certain of the Company’s statements in this document are not purely historical, and as such are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These include statements regarding management’s intentions, plans, beliefs, expectations or projections of the future. Forward-looking statements involve risks and uncertainties, including without limitation, the various risks inherent in the Company’s business, the Company’s ability to achieve its targeted future performance and revenue levels, the Company’s ability to achieve planned cost savings, whether the preliminary proposals and discussions will ultimately result in a proposal to acquire the Company, whether any definitive agreement with respect to any proposal will be entered into, the terms of any such agreement, whether any such agreement will be consummated, on the expected terms or at all, and other risks and uncertainties detailed most recently in the Company’s Form 10-K as of December 31, 2014 filed with the SEC. One or more of these factors could affect the Company’s business and financial results in future periods, and could cause actual results to differ materially from plans and projections. There can be no assurance that the forward-looking statements made in this document will prove to be accurate, and issuance of such forward-looking statements should not be regarded as a representation by the Company, or any other person, that the objectives and plans of the Company will be achieved. All forward-looking statements made in this document are based on information presently available to management, and the Company assumes no obligation to update any forward-looking statements.

Contacts

Company:
Furmanite Corporation
713-634-7775
investor@furmanite.com
or

Investor:
MacKenzie Partners, Inc.
Paul Schulman, 212-929-5364

or

Media:
Joele Frank, Wilkinson Brimmer Katcher
Andy Brimmer / Nick Lamplough, 212-355-4449

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